UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2015 (April 23, 2015)

Ener-Core, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173040	46-0525350
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9400 Toledo Way Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 949-616-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

  As disclosed in the registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2015 (the “Prior 8-K”), on April 22, 2015, the registrant entered into a Securities Purchase Agreement (“Purchase Agreement”) with seven accredited investors (the “Investors”). At the closing of the transactions contemplated under the Purchase Agreement, which occurred on April 23, 2015 (the “Closing”), the registrant sold and issued to the Investors, the registrant’s senior secured promissory notes with an aggregate principal amount of $3,100,000 (the “Notes”) and warrants to purchase up to 6,813,186 shares of the registrant’s common stock (the “Warrants”).  The terms and conditions of the Securities Purchase Agreement, Notes and Warrants that are material to the registrant are described in the Prior 8-K, which descriptions are incorporated in this Item 1.01 by reference. At the Closing, the registrant received gross proceeds of $3.1 million. Placement and legal fees totaling $175,000 were due upon the Closing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

  The disclosures under Item 1.01 with respect to the Notes are incorporated in this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

  As more fully described in Item 1.01 above, at the closing of the transactions contemplated under the Purchase Agreement, which occurred on April 23, 2015, the registrant sold the Notes and Warrants to the Investors for gross proceeds of $3.1 million.  Such sales were exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506(b) of Regulation D ("Regulation D") as promulgated under the 1933 Act.  The registrant made this determination based on the representations of the Investors, which included, in pertinent part, that each Investor was an “accredited investor” as that term is defined in Rule 501 of Regulation D, and that such Investor was acquiring the Notes and Warrants for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such Investor understood that the Notes and Warrants may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01 Financial Statement and Exhibits.

(d) EXHIBITS

Exhibit Number	Description
4.1	Form of the Notes dated April 23, 2015 *
4.2	Form of the Warrants dated April 23, 2015 *
10.1	Securities Purchase Agreement dated April 22, 2015 *

*	These exhibits were previously filed as Exhibits 4.1, 4.2 and 10.1 to the registrant’s Current Report on Form 8-K that was filed with the SEC on April 23, 2015 and are incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENER-CORE, INC.
Date:	April 29, 2015	(Registrant)

		By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer